UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 3, 2005

                                   Dtomi, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   0000-27277
                            (Commission File Number)

                                   98-0207554
                        (IRS Employer Identification No.)

        950 South Pine Island Road, Suite A150, Plantation, Florida 33324
               (Address of principal executive offices)(Zip Code)

                                 (954) 673-0333
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

See Item 5.02 below.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 31, 2005, John Haddock resigned from his position as Chief Executive Officer of Dtomi, Inc., a Nevada corporation (the "Company"), but will continue to serve as a director of the Company through that period of time that the Company's management no longer requires Mr. Haddock's services to effectively incorporate the business of Renaissance Window Fashions, Inc., a California corporation ("Renaissance"), into the Company's operations, as contemplated by that certain letter of intent dated May 13, 2005, by and between the Company and Renaissance.

The letter of intent currently contemplates that upon consummation of the proposed merger by and between the Company and Renaissance, the Company will issue approximately 75% of its issued and outstanding shares of common stock so that the current shareholders of Renaissance will own approximately 243,096,532 shares of the issued and outstanding shares of common stock of the Company, calculated on a post-closing basis.

The proposed transaction is subject to customary closing conditions, including, without limitation, satisfactory due diligence by both parties and the execution of a definitive agreement relating to the proposed transaction. There can be no assurance that a definitive merger agreement will be entered into, or, if entered into, that the contemplated merger will be consummated.

Item 7.    Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

Exhibit 99.1      Letter dated May 31, 2005, from John Haddock to Dtomi, Inc.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Dtomi, Inc
                                                  (Registrant)




                                                  /s/  David Otto
                                                  ------------------------------
                                                  By: David Otto
                                                  Its: Secretary

                                                  Date: June 3, 2005



                                  Exhibit List

99.1     Letter dated May 31, 2005, from John R. Haddock to Dtomi, Inc.


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